UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2020

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SEMLER SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36305	26-1367393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

911 Bern Court, Suite 110 San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (877) 774-4211

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2020 (the “Effective Date”), upon the recommendation of its Nominating Committee (the “Nominating Committee”), the Board of Directors (the “Board”) of Semler Scientific, Inc. (the “Company”) increased the size of the Board from three (3) to four (4) directors, and, effective upon the Effective Date, appointed Daniel S. Messina to fill the newly created vacancy, with Mr. Messina to serve on the Board as a Class III director until the Company’s 2021 annual meeting of stockholders, until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. Mr. Messina was also appointed by the Board upon the recommendation of the Nominating Committee to serve as a member of the Audit Committee of the Board.

Mr. Messina will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation policy as described in the Company’s Form 10-K for the year ended December 31, 2019 and filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2020.

In connection with the aforementioned appointment to the Board, the Company entered into its standard indemnification agreement, which form indemnification agreement is filed as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on July 29, 2014, with Mr. Messina, which requires the Company, under the circumstances and to the extent provided for therein, to indemnify the indemnitee to the fullest extent permitted by applicable law against certain expenses and other amounts incurred by him as a result of either him being made a party to certain actions, suits, investigations or other proceedings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMLER SCIENTIFIC, INC.

Date: August 17, 2020	By:	/s/ Douglas Murphy-Chutorian
Name: Douglas Murphy-Chutorian
Title: Chief Executive Officer